UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date Of Report (Date Of Earliest Event Reported) October 17, 2023

AUTONATION, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-13107	73-1105145
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
200 SW 1st Ave
Fort Lauderdale, Florida 33301
(Address of principal executive offices, including zip code)
Registrant's telephone number, including area code(954) 769-6000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	AN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.
On September 26, 2023, AutoNation, Inc. (the “Company”) confirmed that it had submitted a non-binding, preliminary proposal to acquire the entire issued and to be issued share capital of Pendragon PLC (“Pendragon”).
On October 17, 2023, the Company issued an announcement (the “Announcement”) as required by Rule 2.8 of the U.K. City Code on Takeovers and Mergers (the “Code”) disclosing, among other things, that the Company does not intend to make an offer for Pendragon. A copy of the Announcement is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.
As required by the Code, the Announcement stated that the Company reserves the right to make or participate in an offer for Pendragon within six months following the date of the Announcement in the following circumstances: with the agreement or recommendation of the board of Pendragon, following the announcement by a third party of a firm intention to make an offer for Pendragon, following the announcement by Pendragon of a Rule 9 waiver proposal (as described in Note 1 of the Notes on Dispensations from Rule 9 of the Code or a reverse takeover (as defined in the Code), or if the U.K. Takeover Panel on Takeovers and Mergers determines there has been a material change of circumstances.
On October 17, 2023, the Company issued a press release relating to the Announcement. A copy of the press release is furnished as Exhibit 99.2 to this report and is incorporated herein by reference.
The information furnished pursuant to this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Forward-Looking Statements
This report contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. Words such as “anticipates,” “expects,” “intends,” “goals,” “targets,” “projects,” “plans,” “believes,” “continues,” “may,” “will,” “could,” and variations of such words and similar expressions are intended to identify such forward-looking statements. Statements regarding the Company’s strategic initiatives, partnerships, and investments, and other statements that describe the Company’s objectives, goals, or plans, are forward-looking statements. The Company’s forward-looking statements reflect its current expectations concerning future results and events, and they involve known and unknown risks, uncertainties, and other factors that are difficult to predict and may cause the Company’s actual results, performance, or achievements to be materially different from any future results, performance, and achievements expressed or implied by these statements. These risks, uncertainties, and other factors include, among others, the possibility that the Company will make or participate in a future offer for Pendragon in accordance with the Code, including in the event of a material change of circumstances (as determined by the U.K. Takeover Panel on Takeovers and Mergers) or the announcement by a third party of a firm intention to make an offer for Pendragon, as well as other factors described in the Company’s news releases and filings made under securities laws, including, among others, Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. Forward-looking statements contained in this report speak only as of the date of this report, and the Company undertakes no obligation to update these forward-looking statements to reflect subsequent events or circumstances.
Item 9.01 Financial Statements and Exhibits.
(d)
99.1    AutoNation, Inc. Rule 2.8 announcement regarding Pendragon PLC dated October 17, 2023.
99.2    Press release of AutoNation, Inc. dated October 17, 2023 regarding Pendragon PLC.
104    Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTONATION, INC.

Date:	October 17, 2023	By:	/s/ C. Coleman Edmunds
C. Coleman Edmunds
Executive Vice President, General Counsel and Corporate Secretary